SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the registrant  X
Filed by a party other than the registrant
Check the appropriate box:
         Preliminary proxy statement
   X     Definitive proxy statement
         Definitive additional materials
         Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                   Templeton Vietnam Opportunities Fund, Inc.
                (Name of Registrant as Specified in Its Charter)

                   Templeton Vietnam Opportunities Fund, Inc.
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

 X       No fee required

         Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)  Title of each class of securities to which transaction applies:

         (2)  Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         (4)  Proposed maximum aggregate value of transaction:

         (5)  Total fee paid:

         __   Fee paid previously with preliminary materials

         __ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identifying the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)  Amount previously paid:

         (2)  Form, schedule or registration statement no.:

         (3)  Filing party:

         (4)  Date filed:

                  TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.
                          500 East Broward Boulevard
                      Ft. Lauderdale, Florida 33394-3091

                               February 19, 1998

Dear Shareholder:

The enclosed proxy card asks for your vote on an important question concerning the future of Templeton Vietnam Opportunities Fund, Inc. (the "Fund") that will have a direct effect on your investment in the Fund. We urge you to review the accompanying proxy statement, cast your vote and return the enclosed proxy card in the envelope provided.

As you will see, in addition to electing directors and selecting auditors, you are being asked to consider and vote on a proposal to change the investment policies and name of the Fund. This proposal would allow the Fund to invest in securities of issuers in Southeast Asia as well as issuers in Vietnam and would change the name of the Fund to "Templeton Vietnam and Southeast Asia Fund, Inc." The Directors all recommend that you vote "FOR" this proposal.

It may be helpful to understand why we are recommending that you vote FOR the proposal to change the name and investment policies of the Fund.

When the Fund was established in 1994, it was intended that at least 65% of its total assets would be invested in the equity and debt securities of Vietnam Companies (as defined in the propectus). We recognized, however, that Vietnam was in the preliminary stages of developing a securities market. As a result, the Fund's prospectus provided that if at least 65% of the Fund's assets were not invested in Vietnam Companies by October 1, 1997, management of the Fund would call a shareholders meeting to vote either on a proposal to modify the Fund's investment policies (and to change the name of the Fund) or on a proposal to liquidate the Fund.

Due to the fact that a securities market in Vietnam is developing far more slowly than we had hoped, we have not been able to invest 65% of the Fund's assets in Vietnam Companies. To assist those investors who no longer wished to remain shareholders of the Fund, the Board approved a tender offer by the Fund to purchase up to approximately 50 percent of its outstanding shares (as of December 19, 1997) for cash at a price equal to their net asset value ("Tender Offer").

When the Board approved the Tender Offer, the Board also decided that, if the shareholders tendered 50 percent or fewer shares as a result of the Tender Offer, the Board would propose that the Fund's investment policies be amended to allow the Fund to invest in other Southeast Asian countries and that the Fund's name be change to "Templeton Vietnam and

Southeast Asia Fund, Inc." This proposal would enable the Fund to invest in securities of Southeast Asia issuers other than Vietnam while permitting the Fund to invest in Vietnam issuers to the extent that investment opportunites arise in the future.

We believe that the proposal to change the name and investment policies of the Fund is the best approach for the Fund and all of its shareholders and urge you to vote "FOR" the proposal.

We appreciate your participation and prompt response in this matter and thank you for your continued support.




                                        J. Mark Mobius
                                        President

[GRAPHIC OMITTED]



                  TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.


                       IMPORTANT SHAREHOLDER INFORMATION


This document announces the date, time and location of the annual shareholders meeting, identifies the proposals to be voted on at the meeting, and contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Directors' recommendation on page 2 of the proxy statement.



We urge you to spend a few minutes with the proxy statement, reviewing the proposals at hand. Then, fill out your proxy card and return it to us. When shareholders return their proxies promptly, the Fund may be able to save money by not having to conduct additional mailings. We want to know how you would like to vote and welcome your comments. Please take a few minutes with these materials and return your proxy to us. If you have any questions, call the Fund Information Department at 1-800/DIAL BEN.

[GRAPHIC OMITTED]



                  TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


The Annual Meeting ("Meeting") of shareholders of Templeton Vietnam Opportunities Fund, Inc. (the "Fund") will be held at 500 East Broward Boulevard, 12th Floor, Ft. Lauderdale, Florida 33394-3091 on March 31, 1998 at 10:00 A.M. (EST).


During the Meeting, shareholders of the Fund will vote on four proposals:

1. The election of Directors of the Fund to hold office for the terms specified;

2. The approval or rejection of (i) an amendment to the Fund's investment policies to enable the Fund to invest more broadly in other countries located in Southeast Asia, while continuing to focus its investment program on Vietnam, and (ii) a corresponding amendment to the Fund's Articles of Incorporation to change the Fund's name to "Templeton Vietnam and Southeast Asia Fund, Inc.";

3. The ratification or rejection of the selection of McGladrey & Pullen, LLP as independent auditors of the Fund for the fiscal year ending March 31, 1998; and

4. The transaction of any other business as may properly come before the Meeting.


                                        By order of the Board of Directors,


                                        J. Mark Mobius,
                                        President
February 19, 1998

  Many shareholders hold shares in more than one Templeton Fund and may receive proxy materials for each fund owned. Please sign and promptly return each proxy card in the self-addressed envelope regardless of the number of shares you own.

                   TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.

                                PROXY STATEMENT



 - INFORMATION ABOUT VOTING:

  WHO IS ELIGIBLE TO VOTE?


   Shareholders of record at the close of business on February 12, 1998 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote on all matters presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were mailed to shareholders of record on or about February 19, 1998.

   ON WHAT ISSUES AM I BEING ASKED TO VOTE?

   You are being asked to vote on four proposals:

    1. The election of four nominees to the position of Director;


    2. The approval or rejection of (i) an amendment to the Fund's investment policies to enable the Fund to invest more broadly in other countries located in Southeast Asia, while continuing to focus its investment program on Vietnam, and (ii) a corresponding amendment to the Fund's Articles of Incorporation to change the Fund's name to "Templeton Vietnam and Southeast Asia Fund, Inc.";


    3. The ratification or rejection of the selection of McGladrey & Pullen, LLP as independent auditors of the Fund for the fiscal year ending March 31, 1998; and


    4. The transaction of any other business that may properly come before the Meeting.

   HOW DO THE FUND'S DIRECTORS RECOMMEND THAT I VOTE?

   The Directors unanimously recommend that you vote:

    1. FOR the election of nominees;


    2. FOR (i) the amendment to the Fund's investment policies to enable the Fund to invest more broadly in other countries located in Southeast Asia, while continuing to focus its investment program on Vietnam, and
        (ii) the corresponding amendment to the Fund's Articles of Incorporation to change the Fund's name to "Templeton Vietnam and Southeast Asia Fund, Inc.";


    3. FOR the ratification of the selection of McGladrey & Pullen, LLP as independent auditors of the Fund; and


    4. FOR the proxyholders to vote, in their discretion, on any other business that may properly come before the Meeting.


   HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?


   You may attend the Meeting and vote in person or you may complete and return the attached proxy card. Proxy cards that are signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for any of the Proposals 1 through 4, your proxy will be voted as you indicated. If you simply sign and date the proxy card, but do not specify a vote for any of Proposals 1 through 4, your shares will be voted IN FAVOR of the nominees for Director (Proposal 1); IN FAVOR of (i) the amendment to the Fund's investment policies to enable the Fund to invest more broadly in other countries located in Southeast Asia, while continuing to focus its investment program on Vietnam, and (ii) the corresponding amendment to the Fund's Articles of Incorporation to change the Fund's name to "Templeton Vietnam and Southeast Asia Fund, Inc." (Proposal 2); IN FAVOR of ratifying the selection of McGladrey & Pullen, LLP as independent auditors (Proposal 3); and/or IN ACCORDANCE with the discretion of the persons named in the proxy card as to any other matters that legally may come before the Meeting (Proposal 4).

     CAN I REVOKE MY PROXY?


   You may revoke your proxy at any time before it is voted by (1) delivering a written revocation to the Secretary of the Fund, (2) forwarding to the Fund a later-dated proxy card that is received by the Fund at or prior to the Meeting, or (3) attending the Meeting and voting in person.


 - THE PROPOSALS:


     PROPOSAL 1: ELECTION OF DIRECTORS


     HOW ARE NOMINEES SELECTED?


   The Board of Directors of the Fund (the "Board") has established a Nominating and Compensation Committee (the "Committee") consisting of Andrew H. Hines, Jr., Edith E. Holiday and Gordon S. Macklin. The Committee is responsible for the selection, nomination for appointment and election of candidates to serve as Directors of the Fund. The Committee will review shareholders' nominations to fill vacancies on the Board, if these nominations are in writing and addressed to the Committee at the Fund's offices. However, the Committee expects to be able to identify from its own resources an ample number of qualified candidates.


   WHO ARE THE NOMINEES AND DIRECTORS?


   The Board is divided into three classes, each class having a term of three years. Each year the term of office of one class expires. This year, the terms of four Directors are expiring. Harris J. Ashton, Nicholas F. Brady,
   S. Joseph Fortunato and Edith E. Holiday have been nominated for terms set to expire at the 2000 annual meeting of shareholders. These terms continue, however, until successors are duly elected and qualified. In addition, all of the nominees are currently members of the Board and all of the current Directors are also directors or trustees of other investment companies in the Franklin Group of Funds- and the Templeton Group of Funds (the "Franklin Templeton Group of Funds").


   Certain Directors of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 19 percent and 15 percent respectively, of its outstanding shares. Resources is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. listed holding company (NYSE: BEN). Charles
   E. Johnson, a vice president of the Fund, is the son and nephew, respectively, of brothers Charles B. Johnson, the chairman of the Board and a vice president of the Fund, and Rupert H. Johnson, Jr., a vice president of the Fund.


   Each nominee is currently available and has consented to serve if elected. If any of the nominees should become unavailable, the persons named in the proxy card will vote in their discretion for another person or other persons who may be nominated as Directors.


   Listed below, for each nominee and current Director, is a brief description of recent professional experience.

                                                                                          Shares
                                                                                       Beneficially
                                                                                       Owned in the
                                                                                         Franklin
                                                                    Fund Shares          Templeton
                                                                Beneficially Owned    Group of Funds
                                  Principal Occupation            and % of Total      (including the
    Name and Offices                During Past Five              Outstanding on        Fund) as of
      with the Fund                  Years and Age               January 30, 1998    November 18, 1997
------------------------ ------------------------------------- -------------------- ------------------
  Nominees to serve until 2000 Annual Meeting of Shareholders:
   HARRIS J. ASHTON      Director of RBC Holdings Inc. (a               500(**)          304,319
   Director since 1994   bank holding company) and Bar-S
                         Foods (a meat packing company);
                         formerly, chairman of the board,
                         president and chief executive
                         officer of General Host
                         Corporation (nursery and craft
                         centers); and director or trustee of
                         52 of the investment companies in
                         the Franklin Templeton Group of
                         Funds. Age 65.
4



                                                                                          Shares
                                                                                       Beneficially
                                                                                       Owned in the
                                                                                         Franklin
                                                                    Fund Shares          Templeton
                                                                Beneficially Owned    Group of Funds
                                  Principal Occupation            and % of Total      (including the
    Name and Offices                During Past Five              Outstanding on        Fund) as of
      with the Fund                  Years and Age               January 30, 1998    November 18, 1997
------------------------ ------------------------------------- -------------------- ------------------
   NICHOLAS F. BRADY*    Chairman of Templeton Emerging                   0                23,314
   Director since 1994   Markets Investment Trust PLC;
                         chairman of Templeton Latin
                         America Investment Trust PLC;
                         chairman of Darby Overseas
                         Investments, Ltd. and Darby
                         Emerging Markets Investments
                         LDC (investment firms)
                         (1994-present); chairman and
                         director of Templeton Central and
                         Eastern European Investment
                         Company; director of Templeton
                         Global Strategy Funds; director of
                         Amerada Hess Corporation,
                         Christiana Companies, and H.J.
                         Heinz Company; formerly,
                         Secretary of the United States
                         Department of the Treasury
                         (1988-1993) and chairman of the
                         board of Dillon, Read & Co., Inc.
                         (investment banking) prior to
                         1988; and director or trustee of 23
                         of the investment companies in the
                         Franklin Templeton Group of
                         Funds. Age 67.

   S. JOSEPH FORTUNATO   Member of the law firm of Pitney,              100(**)           389,377
   Director since 1994   Hardin, Kipp & Szuch; formerly,
                         director of General Host
                         Corporation (nursery and craft
                         centers); and director or trustee of
                         54 of the investment companies in
                         the Franklin Templeton Group of
                         Funds. Age 65.
5



                                                                                         Shares
                                                                                      Beneficially
                                                                                      Owned in the
                                                                                        Franklin
                                                                   Fund Shares          Templeton
                                                               Beneficially Owned    Group of Funds
                                 Principal Occupation            and % of Total      (including the
    Name and Offices               During Past Five              Outstanding on        Fund) as of
      with the Fund                  Years and Age              January 30, 1998    November 18, 1997
------------------------ ------------------------------------ -------------------- ------------------
   EDITH E. HOLIDAY      Director (1993-present) of                    0                 1,542
   Director since 1996   Amerada Hess Corporation and
                         Hercules Incorporated; director of
                         Beverly Enterprises, Inc.
                         (1995-present) and H.J. Heinz
                         Company (1994-present); formerly,
                         chairman (1995-1997) and trustee
                         (1993-1997) of National Child
                         Research Center, assistant to the
                         President of the United States and
                         Secretary of the Cabinet
                         (1990-1993), general counsel to the
                         United States Treasury
                         Department (1989-1990) and
                         counselor to the Secretary and
                         Assistant Secretary for Public
                         Affairs and Public Liaison-United
                         States Treasury Department
                         (1988-1989); and director or
                         trustee of 24 of the investment
                         companies in the Franklin
                         Templeton Group of Funds.
                         Age 46.
6



                                                                                                  Shares
                                                                                               Beneficially
                                                                                               Owned in the
                                                                                                 Franklin
                                                                            Fund Shares          Templeton
                                                                        Beneficially Owned    Group of Funds
                                          Principal Occupation            and % of Total      (including the
        Name and Offices                    During Past Five              Outstanding on        Fund) as of
          with the Fund                      Years and Age               January 30, 1998    November 18, 1997
-------------------------------- ------------------------------------- -------------------- ------------------
   Current Directors serving until 1999 Annual Meeting of Shareholders:
   MARTIN L. FLANAGAN*           Senior vice president and chief                0                 2,803
   Director and Vice President   financial officer of Franklin
   since 1994                    Resources, Inc.; director and
                                 executive vice president of
                                 Templeton Worldwide, Inc.;
                                 director, executive vice president
                                 and chief operating officer of
                                 Templeton Investment Counsel,
                                 Inc.; senior vice president and
                                 treasurer of Franklin Advisers,
                                 Inc.; treasurer of Franklin
                                 Advisory Services, Inc.; treasurer
                                 and chief financial officer of
                                 Franklin Investment Advisory
                                 Services, Inc.; president of
                                 Franklin Templeton Services, Inc.;
                                 senior vice president of
                                 Franklin/Templeton Investor
                                 Services, Inc.; and officer and/or
                                 director or trustee, as the case may
                                 be, of 56 of the investment
                                 companies in the Franklin
                                 Templeton Group of Funds.
                                 Age 37.
7



                                                                                                    Shares
                                                                                                 Beneficially
                                                                                                 Owned in the
                                                                                                   Franklin
                                                                              Fund Shares          Templeton
                                                                          Beneficially Owned    Group of Funds
                                            Principal Occupation            and % of Total      (including the
         Name and Offices                     During Past Five              Outstanding on        Fund) as of
           with the Fund                       Years and Age               January 30, 1998    November 18, 1997
---------------------------------- ------------------------------------- -------------------- ------------------
   ANDREW H. HINES, JR.            Consultant for Triangle Consulting                0                33,992
   Director since 1994             Group; executive-in-residence of
                                   Eckerd College (1991-present);
                                   formerly, chairman of the board
                                   and chief executive officer of
                                   Florida Progress Corporation
                                   (1982-1990) and director of its
                                   various subsidiaries; and director
                                   or trustee of 24 of the investment
                                   companies in the Franklin
                                   Templeton Group of Funds.
                                   Age 75.

   CHARLES B. JOHNSON*             President, chief executive officer            1,000(**)         2,391,567
   Chairman of the Board           and director of Franklin
   since 1995 and Vice President   Resources, Inc.; chairman of the
   since 1994                      board and director of Franklin
                                   Advisers, Inc., Franklin Investment
                                   Advisory Services, Inc., Franklin
                                   Advisory Services, Inc. and
                                   Franklin Templeton Distributors,
                                   Inc.; director of
                                   Franklin/Templeton Investor
                                   Services, Inc. and Franklin
                                   Templeton Services, Inc.; formerly,
                                   director of General Host
                                   Corporation (nursery and craft
                                   centers); and officer and/or
                                   director or trustee, as the case may
                                   be, of most of the other
                                   subsidiaries of Franklin Resources,
                                   Inc. and 53 of the investment
                                   companies in the Franklin
                                   Templeton Group of Funds.
                                   Age 65.
8



                                                                                                Shares
                                                                                             Beneficially
                                                                                             Owned in the
                                                                                               Franklin
                                                                          Fund Shares          Templeton
                                                                      Beneficially Owned    Group of Funds
                                        Principal Occupation            and % of Total      (including the
       Name and Offices                   During Past Five              Outstanding on        Fund) as of
         with the Fund                     Years and Age               January 30, 1998    November 18, 1997
------------------------------ ------------------------------------- -------------------- ------------------
   Current Directors serving until 1998 Annual Meeting of Shareholders:
   HARMON E. BURNS*            Executive vice president, secretary               0               959,843
   Director since 1994 and     and director of Franklin
   Vice President since 1996   Resources, Inc.; executive vice
                               president and director of Franklin
                               Templeton Distributors, Inc. and
                               Franklin Templeton Services, Inc.;
                               executive vice president of
                               Franklin Advisers, Inc.; director of
                               Franklin/Templeton Investor
                               Services, Inc.; and officer and/or
                               director or trustee, as the case may
                               be, of most of the other
                               subsidiaries of Franklin Resources,
                               Inc. and 56 of the investment
                               companies in the Franklin
                               Templeton Group of Funds.
                               Age 52.

   JOHN Wm. GALBRAITH          President of Galbraith Properties,            1,000(**)         1,191,853
   Director since 1995         Inc. (personal investment
                               company); director of Gulf West
                               Banks, Inc. (bank holding
                               company) (1995-present); formerly,
                               director of Mercantile Bank
                               (1991-1995), vice chairman of
                               Templeton, Galbraith &
                               Hansberger Ltd. (1986-1992) and
                               chairman of Templeton Funds
                               Management, Inc. (1974-1991); and
                               director or trustee of 22 of the
                               investment companies in the
                               Franklin Templeton Group of
                               Funds. Age 76.
9



                                                                                           Shares
                                                                                        Beneficially
                                                                                        Owned in the
                                                                                          Franklin
                                                                     Fund Shares          Templeton
                                                                 Beneficially Owned    Group of Funds
                                  Principal Occupation             and % of Total      (including the
    Name and Offices                During Past Five               Outstanding on        Fund) as of
      with the Fund                   Years and Age               January 30, 1998    November 18, 1997
------------------------ -------------------------------------- -------------------- ------------------
   BETTY P. KRAHMER      Director or trustee of various civic             500(**)           97,228
   Director since 1994   associations; formerly, economic
                         analyst, U.S. government; and
                         director or trustee of 23 of the
                         investment companies in the
                         Franklin Templeton Group of
                         Funds. Age 68.

   GORDON S. MACKLIN     Chairman of White River                        2,000(**)          229,733
   Director since 1994   Corporation (financial services);
                         director of Fund American
                         Enterprises Holdings, Inc., MCI
                         Communications Corporation,
                         CCC Information Services Group,
                         Inc. (information services),
                         MedImmune, Inc. (biotechnology),
                         Shoppers Express (home
                         shopping) and Spacehab, Inc.
                         (aerospace services); formerly,
                         chairman of Hambrecht and Quist
                         Group, director of H&Q
                         Healthcare Investors and president
                         of the National Association of
                         Securities Dealers, Inc.; and
                         director or trustee of 51 of the
                         investment companies in the
                         Franklin Templeton Group of
                         Funds. Age 69.
10



                                                                                         Shares
                                                                                      Beneficially
                                                                                      Owned in the
                                                                                        Franklin
                                                                   Fund Shares          Templeton
                                                               Beneficially Owned    Group of Funds
                                 Principal Occupation            and % of Total      (including the
    Name and Offices               During Past Five              Outstanding on        Fund) as of
      with the Fund                  Years and Age              January 30, 1998    November 18, 1997
------------------------ ------------------------------------ -------------------- ------------------
   FRED R. MILLSAPS      Manager of personal investments               0                248,325
   Director since 1994   (1978-present); director of various
                         business and nonprofit
                         organizations; formerly, chairman
                         and chief executive officer of
                         Landmark Banking Corporation
                         (1969-1978), financial vice
                         president of Florida Power and
                         Light (1965-1969); vice president
                         of the Federal Reserve Bank of
                         Atlanta (1958-1965); and director
                         or trustee of 24 of the investment
                         companies in the Franklin
                         Templeton Group of Funds.
                         Age 68.

     -------------------------
    * Messrs. Brady, Burns, Flanagan, and Johnson are "interested persons" as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act limits the percentage of interested persons that can comprise a fund's board of directors. Mr. Johnson is an interested person due to his ownership interest in Resources. Messrs. Burns and Flanagan are interested persons due to their employment affiliation with Resources, whereas Mr. Brady's status as an interested person results from his business affiliations with Resources and Templeton Global Advisors Limited. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, LP ("Darby Overseas"). Mr. Brady is Chairman and shareholder of Darby Emerging Markets Investments LDC, which is the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, LP. The remaining nominees and Directors of the Fund are not interested persons (the "Independent Directors").
     ** Less than 1%.

   HOW OFTEN DO THE DIRECTORS MEET AND WHAT ARE THEY PAID?


   The role of the Directors is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of shareholders. The Directors anticipate meeting at least five times during the upcoming fiscal year to review the operations of the Fund and the Fund's investment performance. The Directors also oversee the services furnished to the Fund by its Investment Manager and various other service providers. The Fund pays all directors not employed by the Franklin Templeton Group of Funds an annual retainer and/or fees for attendance at Board and committee meetings and they are reimbursed by the Fund for any expenses incurred in attending Board meetings. This compensation is based primarily on the level of assets in the Fund and at present the Fund pays these Directors an annual retainer of $1,000 and a fee of $100 per meeting of the Board and its portion of a flat fee of $2,000 for each committee meeting attended. Members of the Nominating and Compensation Committee are not compensated for any committee meeting that is held in conjunction with a Board meeting.


   During the fiscal year ended March 31, 1997, there were four scheduled and one special meeting of the Board. During the same period there were two meetings of the Fund's Nominating and Compensation Committee and one meeting of the Fund's Audit Committee. Each of the Directors then in office attended at least 75 percent of the total number of meetings of the Board. There was 100 percent attendance at all committee meetings during the fiscal year.


   Certain Directors and Officers of the Fund are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received from the Franklin Templeton Group of Funds by Templeton Asset Management Ltd, the Fund's investment manager ("Investment Manager"), and its affiliates. The Investment Manager or its affiliates pay the salaries and expenses of the Officers. No pension or retirement benefits are accrued as part of Fund expenses.

   The following table shows the compensation paid to Directors by the Fund and by the Franklin Templeton Group of Funds:




                                Aggregate          Number of Boards within the       Total Compensation from
                              Compensation         Franklin Templeton Group of       the Franklin Templeton
     Name of Director        from the Fund*     Funds on which Director Serves**        Group of Funds***
-------------------------   ----------------   ----------------------------------   ------------------------
   Harris J. Ashton              $1,500                       52                            $344,642
   Nicholas F. Brady              1,500                       23                             119,675
   S. Joseph Fortunato            1,500                       54                             361,562
   John Wm. Galbraith             1,595                       22                             117,675
   Andrew H. Hines, Jr.           1,695                       24                             144,175
   Edith E. Holiday****             700                       24                              72,875
   Betty P. Krahmer               1,500                       23                             119,675
   Gordon S. Macklin              1,500                       51                             337,292
   Fred R. Millsaps               1,695                       24                             144,175

     -------------------------
     * For the fiscal year ended March 31, 1997.
    ** We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 57 registered investment companies, with approximately 170 U.S. based funds or series.
     *** For the calendar year ended December 31, 1997.
     **** Edith E. Holiday was appointed to the Board on December 3, 1996.


   The table above indicates the total fees paid to Directors by the Fund AND by other funds in the Franklin Templeton Group of Funds. Each of these Directors also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds, many of which hold meetings at different dates and times. The Directors and the Fund's management believe that having the same individuals serving on the boards of many of the funds in the Franklin Templeton Group of Funds enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable independent directors who can more effectively oversee the management of the funds. They may receive fees for their services from other funds, as well.

   WHO ARE THE EXECUTIVE OFFICERS OF THE FUND?


   Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. Listed below, for each Executive Officer, is a brief description of recent professional experience:




          Name and Offices                                    Principal Occupation
              with Fund                                  During Past Five Years and Age
------------------------------------   -----------------------------------------------------------------
   CHARLES B. JOHNSON                  See Proposal 1, "Election of Directors."
   Chairman of the Board since 1995
   and Vice President since 1994

   J. MARK MOBIUS                      Portfolio manager of various Templeton advisory affiliates;
   President since 1994                managing director of Templeton Asset Management Ltd.;
                                       formerly, president of International Investment Trust
                                       Company Limited (Investment Manager of Taiwan R.O.C.
                                       Fund) (1986-1987); director of Vickers da Costa, Hong Kong
                                       (1983-1986); and officer of 8 of the investment companies in the Franklin Templeton Group of Funds. Age 61.

   RUPERT H. JOHNSON, JR.              Executive vice president and director of Franklin Resources,
   Vice President since 1996           Inc. and Franklin Templeton Distributors, Inc.; president and director of Franklin Advisers, Inc.; senior vice president and director of Franklin Advisory Services, Inc. and Franklin
                                       Investment Advisory Services, Inc.; director of
                                       Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most other
                                       subsidiaries of Franklin Resources, Inc. and 56 of the
                                       investment companies in the Franklin Templeton Group of
                                       Funds. Age 57.

   HARMON E. BURNS                     See Proposal 1, "Election of Directors."
   Vice President since 1996

   CHARLES E. JOHNSON                  Senior vice president and director of Franklin Resources, Inc.;
   Vice President since 1996           senior vice president of Franklin Templeton Distributors, Inc.;
                                       president and director of Templeton Worldwide, Inc.;
                                       president, chief executive officer, chief investment officer and director of Franklin Institutional Services Corporation;
                                       chairman and director of Templeton Investment Counsel,
                                       Inc.; vice president of Franklin Advisers, Inc.; officer and/or director of some of the other subsidiaries of Franklin
                                       Resources, Inc.; and officer and/or director or trustee, as the case may be, of 37 of the investment companies in the
                                       Franklin Templeton Group of Funds. Age 41.
14


       Name and Offices                                Principal Occupation
           with Fund                              During Past Five Years and Age
------------------------------   ---------------------------------------------------------------
   DEBORAH R. GATZEK             Senior vice president and general counsel of Franklin
   Vice president since 1996     Resources, Inc.; senior vice president of Franklin Templeton
                                 Services, Inc. and Franklin Templeton Distributors, Inc.; vice president of Franklin Advisers, Inc. and Franklin Advisory
                                 Services, Inc.; vice president, chief legal officer and chief operating officer of Franklin Investment Advisory Services,
                                 Inc.; and officer of 56 of the investment companies in the
                                 Franklin Templeton Group of Funds. Age 49.

   MARK G. HOLOWESKO             President and chief investment officer of Templeton Global
   Vice president since 1994     Advisors Limited; executive vice president and director of
                                 Templeton Worldwide, Inc.; formerly, investment
                                 administrator with RoyWest Trust Corporation (Bahamas)
                                 Limited (1984-1985); and officer of 23 of the investment
                                 companies in the Franklin Templeton Group of Funds.
                                 Age 37.

   MARTIN L. FLANAGAN            See Proposal 1, "Election of Directors."
   Vice president since 1994

   SAMUEL J. FORESTER, JR.       Vice president of 10 of the investment companies in the
   Vice president since 1994     Franklin Templeton Group of Funds; formerly, president of
                                 Templeton Global Bond Managers, a division of Templeton
                                 Investment Counsel, Inc.; founder and partner of Forester,
                                 Hairston Investment Management (1989-1990), managing
                                 director (Mid-East Region) of Merrill Lynch, Pierce, Fenner
                                 & Smith Inc. (1987-1988) and advisor for Saudi Arabian
                                 Monetary Agency (1982-1987). Age 49.

   JOHN R. KAY                   Vice president and treasurer of Templeton Worldwide, Inc.;
   Vice president since 1994     assistant vice president of Franklin Templeton Distributors,
                                 Inc.; formerly, vice president and controller of the Keystone
                                 Group, Inc.; and officer of 27 of the investment companies in the Franklin Templeton Group of Funds. Age 57.
15


       Name and Offices                                Principal Occupation
           with Fund                              During Past Five Years and Age
------------------------------   ---------------------------------------------------------------
   ELIZABETH M. KNOBLOCK         General counsel, secretary and senior vice president of
   Vice President-Compliance     Templeton Investment Counsel, Inc.; senior vice president of
   since 1996                    Templeton Global Investors, Inc.; formerly, vice president and associate general counsel of Kidder Peabody & Co. Inc.
                                 (1989-1990), assistant general counsel of Gruntal & Co., Inc.
                                 (1988), vice president and associate general counsel of
                                 Shearson Lehman Hutton Inc. (1988), vice president and
                                 assistant general counsel of E.F. Hutton & Co. Inc.
                                 (1986-1988), and special counsel of the Division of Investment
                                 Management of the U.S. Securities and Exchange
                                 Commission (1984-1986); and officer of 23 of the investment companies in the Franklin Templeton Group of funds.
                                 Age 42.

   BARBARA J. GREEN              Senior vice president of Templeton Worldwide, Inc.; senior
   Secretary since 1996          vice president of Templeton Global Investors, Inc.; formerly, deputy director of the Division of Investment Management,
                                 executive assistant and senior advisor to the chairman,
                                 counsellor to the chairman, special counsel and attorney
                                 fellow, U.S. Securities and Exchange Commission (1986-1995), attorney, Rogers & Wells, and judicial clerk, U.S. District
                                 Court (District of Massachusetts); and secretary of 23 of the investment companies in the Franklin Templeton Group of
                                 Funds. Age 50.

   JAMES R. BAIO                 Certified public accountant; treasurer of Franklin Mutual
   Treasurer since 1994          Advisers, Inc.; senior vice president of Templeton Worldwide,
                                 Inc., Templeton Global Investors, Inc. and Templeton Funds
                                 Trust Company; formerly, senior tax manager with Ernst &
                                 Young (certified public accountants) (1977-1989); and
                                 treasurer of 24 of the investment companies in the Franklin
                                 Templeton Group of Funds. Age 43.

   PROPOSAL 2. APPROVAL OF (i) AN AMENDMENT TO THE FUND'S INVESTMENT POLICIES TO ENABLE THE FUND TO INVEST MORE BROADLY IN OTHER COUNTRIES LOCATED IN SOUTHEAST ASIA, WHILE CONTINUING TO FOCUS ITS INVESTMENT PROGRAM ON VIETNAM, AND (ii) A CORRESPONDING AMENDMENT TO THE FUND'S ARTICLES OF INCORPORATION TO CHANGE THE FUND'S NAME TO "TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC."


   THE  BOARD  OF  DIRECTORS  UNANIMOUSLY  RECOMMENDS  THAT  YOU  VOTE  FOR THIS
   PROPOSAL.


   The 1940 Act requires every registered investment company such as the Fund to adopt investment policies with regard to its portfolio investments. Some of these policies are considered "fundamental" because they can be changed only after receiving shareholder approval. In this Proposal, you are being asked to vote on a proposed change to one of the Fund's fundamental policies.


   The Board has authorized, subject to shareholder approval, an amendment to the Fund's investment policies that would expand the Fund's ability to invest in other Southeast Asian countries in addition to Vietnam. The purpose of this amendment is to provide the Fund with greater investment flexibility so that it may take advantage of a broader range of investment opportunities available in Southeast Asian markets, while permitting the Fund to continue to focus its investment program on Vietnam. As part of this proposal, the Board also recommends that shareholders approve amending the Fund's Articles of Incorporation to change the Fund's name to "Templeton Vietnam and Southeast Asia Fund, Inc."


     BACKGROUND


   The Fund's prospectus dated September 15, 1994 ("Prospectus") stated that the Fund's investment policies would be to invest in equity securities of "Vietnam Companies." A "Vietnam Company" is a company (i) organized under the laws of, or with a principal office in, Vietnam, (ii) for which the principal equity securities trading market is in Vietnam, or (iii) that derives at least 50 percent of its revenues or profits from goods produced or sold, investments made, or services performed in Vietnam or that has at least 50 percent of its assets situated in Vietnam.

   At the time of the Fund's initial public offering, there existed an extremely limited number of Vietnam Companies available to the Fund for investment. Accordingly, during the Fund's initial period of operations, the Fund also was permitted to invest in the securities of both (i) Vietnam Companies and (ii) companies that were not Vietnam Companies but that the Fund's Investment Manager believed would experience growth in revenue or income from participation in the economy of Vietnam ("Vietnam-Related Companies"). As noted in the Prospectus, if the Fund did not have at least 65 percent of the value of its total assets invested in the equity and debt securities of Vietnam Companies by October 1, 1997, the management of the Fund is required to call a shareholders meeting to vote either on a proposal to modify the Fund's investment policies (and to change the name of the Fund) or on a proposal to liquidate the Fund's assets and distribute the proceeds, less liabilities, to shareholders.


   The securities markets in Vietnam did not develop to the point where the Fund was able to achieve this 65 percent target by October 1, 1997, and the Fund's shares generally have traded on the New York Stock Exchange at a discount from their net asset value ("NAV"). Accordingly, to assist those investors who no longer wished to remain shareholders of the Fund, the Fund recently offered to purchase up to 4,029,302 shares (approximately 50 percent of its outstanding shares as of December 19, 1997) of its common stock for cash at a price equal to their NAV determined at the end of regular trading on the New York Stock Exchange on January 20, 1998 ("Tender Offer"). At the time that the Board approved the Tender Offer, the Board also decided that, if the Fund purchased 4,029,302 or fewer shares as a result of the Tender Offer, the Board would propose that the Fund's investment policies be amended to allow the Fund, on behalf of the remaining shareholders, to invest in other Southeast Asian countries as well as Vietnam. In that case, the Board also decided that the Fund's name would need to be changed to "Templeton Vietnam and Southeast Asia
   Fund, Inc."


   The Tender Offer expired at 12:00 midnight eastern standard time on January 20, 1998 and resulted in the Fund purchasing approximately 3,377,430 shares of its common stock (approximately 42 percent of the Fund's outstanding shares), at a net asset value of $7.77 per share. Accordingly, the Fund's Board is now submitting for shareholder approval the changes to the Fund's investment policies and name described below.

     WHAT ARE THE PROPOSED CHANGES?


   The Board recommends that shareholders APPROVE: (i) an amendment to the Fund's investment policies (the proposed text of which is attached as Exhibit A) allowing the Fund to invest in other Southeast Asia countries, while continuing to focus on Vietnam, and (ii) a corresponding amendment to the Fund's Articles of Incorporation to change the Fund's name to "Templeton Vietnam and Southeast Asia Fund, Inc."


   Under the proposed investment policies, the Fund would invest, under normal market conditions, at least 65 percent of its assets in equity and debt securities of companies (i) that are organized under the laws of, or have a principal office in, Vietnam or other Southeast Asian countries (the "Region Countries"); (ii) for which the principal equity securities trading market is in a Region Country; or (iii) that derive at least 50 percent of their revenues or profits from goods produced or sold, investments made, or services performed in a Region Country, or have at least 50 percent of their assets invested in a Region Country (collectively, "Region Country Issuers"). For purposes of these investment policies, Region Countries include Vietnam, China, Hong Kong, India, Indonesia, Malaysia, Myanmar, the Philippines, Singapore, South Korea, Taiwan, and Thailand, as well as any other countries in the same geographic region that the Board may approve in the future.


   Under the proposed investment policies, the Fund will focus on equity and debt securities of Vietnam Issuers to the extent attractive investments become available. The proposed investment policies define the term "Vietnam Issuer" as a company (i) that is organized under the laws of, or has a principal office in, Vietnam; (ii) for which the principal equity trading market is in Vietnam; or (iii) that derives at least 50 percent of its revenues or profits from goods produced or sold, investments made, or services performed in Vietnam or has at least 50 percent of its assets invested in Vietnam. This definition is identical to the definition of "Vietnam Companies" contained in the Fund's current investment policies. Although the Fund may eventually have a significant portion of its assets invested in Vietnam Issuers, there is no guarantee that the Fund will be able to achieve this goal.


   To the extent that there are insufficient attractive investments in Vietnam Issuers available, the Fund's assets will be invested in equity and debt securities of other Region Country Issuers. The amount invested in any one Region Country at any time will depend on market conditions and the Investment Manager's assessment of available investments. The Fund will not have a limit on the percentage of its assets that can be invested in any one Region Country.

     WHY DOES THE BOARD RECOMMEND THAT SHAREHOLDERS APPROVE THIS PROPOSAL?


     A. BROADER RANGE OF INVESTMENT OPPORTUNITIES


   The securities markets in Vietnam have not yet developed to the point where the Fund is able to invest a large portion of its assets in securities of Vietnam Issuers and, to date, the Fund's only investments in Vietnam
   Issuers   have   been   through   privately   issued   direct   investments.
   Nevertheless, the Investment Manager believes that, when the securities markets in Vietnam develop more fully, attractive investment opportunities are likely to exist. Accordingly, this proposal would enable the Fund to invest in securities of Region Country Issuers other than Vietnam, while permitting the Fund to invest in Vietnam Issuers to the extent that investment opportunities arise in the future. Of course, there is no guarantee that securities markets will develop in Vietnam in the foreseeable future, or that attractive investment opportunities in Vietnam Issuers will become available.


   In recommending this proposal, the Board has taken into consideration several factors. The proposed change to the Fund's investment policies will provide the Investment Manager with the flexibility and discretion to invest the Fund's assets in those Region Country Issuers that provide the most attractive opportunities for long-term capital appreciation. This will enable the Fund to invest more broadly in other Southeast Asian countries. At the same time, the proposed policies will permit the Fund to focus its investments on Vietnam Issuers if and when attractive investment opportunities arise.


   The Board believes that providing the Investment Manager with the flexibility to invest in Region Country Issuers, while continuing to permit the Fund to invest significantly in Vietnam Issuers, is in the best interests of the Fund and its shareholders. Despite the lack of development of the securities markets in Vietnam, the Fund should remain in a position to take advantage of any future positive economic developments that may occur in Vietnam.

   There is considerable uncertainty as to how the Vietnamese economy will perform in the future. In recent months, many Asian stock markets have declined in value due to severe currency, financial and economic crises in Hong Kong, Thailand, and other Southeast Asian countries. In this adverse market environment, the values of many of the Fund's investments in both Vietnam and Vietnam-Related Companies also have declined. In addition, the current economic crisis in Southeast Asia has put pressure on Vietnam's economy and the competitiveness of its exports. Vietnam's currency has not weakened considerably, making its exports less competitive compared to its Southeast Asian neighbors, some of which have had currency devaluations of 30 percent or more against the U.S. dollar. In addition, values in the real estate market in Vietnam have fallen, causing declines in the values of the direct investments held by the Fund.


   Coupled with these problems, a recent slowdown in foreign investment in Vietnam and the lack of governmental initiatives to further privatize the economy are additional causes for concern in the future. The International Monetary Fund ("IMF") has warned Vietnam that it must institute urgent financial reforms to avoid a financial crisis similar to those that have occurred elsewhere in Asia.


   For these reasons, the proposed investment policies, which will allow the Investment Manager to invest throughout Southeast Asia, are more desirable than the current policies that require the Fund to invest 65 percent of its assets in Vietnam Companies or Vietnam-Related Companies. Even though certain Region Countries are experiencing significant currency and economic problems, under these new policies the Investment Manager would have a broader range of investment markets from which to select suitable portfolio investments for the Fund. GIVEN THE CURRENCY AND ECONOMIC PROBLEMS CURRENTLY AFFECTING CERTAIN OF THE REGION COUNTRIES, HOWEVER, THE FUND SHOULD CONTINUE TO BE CONSIDERED A HIGHLY SPECULATIVE INVESTMENT EVEN IF THIS PROPOSAL IS APPROVED. (SEE "WHAT ARE THE RISKS OF INVESTING IN SOUTHEAST ASIA" BELOW.)

     B. FEASIBILITY OF OPERATIONS


   From the time it commenced operations, the Fund had substantially less than 65 percent of its assets invested in Vietnam Companies. In fact, as of January 31, 1998, the Fund had only approximately 20.5 percent of its assets invested in Vietnam Companies. Besides cash and short-term instruments, the Fund's remaining investments are in securities of Vietnam-Related Companies from Thailand, Singapore, Indonesia, and Hong Kong. Management does not think that it is feasible for the Fund to continue as an investment entity that has investment policies of investing primarily in Vietnam Companies. Accordingly, if shareholders do not approve the proposal to change the Fund's investment policies and name in the manner described above, the Board may consider calling a special meeting of shareholders to vote on a proposal to liquidate the Fund's assets or to take other appropriate action. The Board believes that amending the Fund's investment policies and name is in the best interests of the Fund and its shareholders. Further, the Board has been advised by management that the Fund continues to have a sufficient asset base to operate as a viable investment entity, even after the Tender Offer, which resulted in the Fund purchasing approximately 42 percent of its outstanding shares of common stock. Indeed, the Board believes that the results of the Tender Offer indicate that remaining shareholders have sufficient interest in having the Fund continue its investment operations with the proposed change to the investment policies.


     WHAT ARE THE RISKS OF INVESTING IN SOUTHEAST ASIA?


   The risks of investing in the Southeast Asian region are similar in many respects to the risks of investing in Vietnam. The markets in which the Fund would invest are volatile and the Fund's investments would be subject to the risk of currency fluctuation and local political, economic and social crises. As mentioned above, recent currency and economic crises in several Asian countries have had a severe impact on many Asian stock markets. According to IMF reports, the recent currency crisis started in Thailand, where certain macroeconomic imbalances and a weakened domestic economy caused the value of the Thai baht to decline rapidly. Thailand's currency crisis has been followed by a weakening of the currency and economic stability of other Southeast Asian countries, including the Philippines, Indonesia, Malaysia, and Hong Kong. Similarly, the economic and currency problems of South Korea have had an adverse impact on other economies in the region. For instance, the recent depreciation of the South Korean won and the related downturn of the South Korean economy has been followed by a sharp decline in the Hong Kong Stock Exchange and a significant rise in interest rates there. In addition, shares have dropped in value in Indonesia due to concerns that South Korean banks, struggling with an increase on bad debt, may reduce investments in that country.


   In response to these and other developments, the South Korean Government has announced a package of stabilization measures for the country's economy and has asked the United States and Japan for assistance. South Korea, the Philippines, Thailand and Indonesia have also requested assistance from the IMF to stabilize their exchange rates and to render emergency assistance.


   By focusing its investments in Southeast Asia, the Fund would be particularly subject to political, social, or economic conditions experienced in that region. Many of the Region Countries are so-called "developing" or "emerging" economies and markets. The risks of investing in foreign markets generally are greater for investments in emerging markets. Additional risks of investment in emerging markets include: (i) a lower level of social, political, and economic stability; (ii) the smaller size and lower volume of trading in the securities markets in such countries, which  may  result  in  a  lack of liquidity and in greater price volatility;
   (iii) certain foreign national policies that may restrict the Fund's investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests, or expropriation or confiscation of assets or property, which could result in the Fund's loss of its entire investment in that market; (iv) less developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (v) higher rates of inflation; (vi) differences in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about certain issuers; (vii) the fact that statistical information regarding the economy of certain countries may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (viii) less extensive regulation of securities markets; and (ix) risks regarding the maintenance of Fund portfolio securities and cash with foreign subcustodians and depositories.

   Despite these risks, Fund management and the Board believe that Southeast Asia has the potential to offer attractive long-term investment opportunities. In this connection, the Fund already invests a considerable percentage of its assets in securities of Vietnam-Related Companies that are located or traded in certain Southeast Asian countries, such as Thailand and Singapore. Although the Fund currently is subject to many of the risks inherent in investing in Southeast Asia, and developments in Southeast Asia have resulted in a drop in the Fund's NAV and market price per share, management and the Board believe that amending the Fund's investment policies would permit more extensive investment throughout Southeast Asia and is in the best long-term interests of shareholders.


   THE DIRECTORS BELIEVE THAT AMENDING THE FUND'S INVESTMENT POLICIES AND NAME TO ENABLE THE FUND TO INVEST MORE BROADLY IN OTHER COUNTRIES LOCATED IN SOUTHEAST ASIA IS IN THE FUND'S BEST LONG-TERM INTERESTS, AND UNANIMOUSLY RECOMMEND A VOTE FOR THIS PROPOSAL.


     PROPOSAL 3. RATIFICATION OR REJECTION OF INDEPENDENT AUDITORS


     HOW ARE INDEPENDENT AUDITORS SELECTED?


   The Board has a standing Audit Committee consisting of Messrs. Galbraith, Hines and Millsaps, all of whom are Independent Directors. The Audit Committee reviews the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodian, reviews both the audit and non-audit work of the Fund's independent auditors and submits a recommendation to the Board as to the selection of independent auditors.


     WHICH INDEPENDENT AUDITORS DID THE BOARD OF DIRECTORS SELECT?


   For the current fiscal year, the Board selected as auditors the firm of McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017.
   McGladrey & Pullen, LLP have been the auditors of the Fund since its inception in 1994, and have examined and reported on the fiscal year-end financial statements, dated March 31, 1997, and certain related Securities and Exchange Commission ("SEC") filings. Neither the firm of McGladrey & Pullen, LLP nor any of its members have any material direct or indirect financial interest in the Fund.

   Representatives of McGladrey & Pullen, LLP are not expected to be present at the annual meeting, but have been given the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.


     PROPOSAL 4. OTHER BUSINESS


   The Directors know of no other business to be presented at the Meeting. However, if any additional matters should be properly presented, proxies will be voted or not voted as specified. Proxies reflecting no specification will be voted in accordance with the judgment of the persons named in the proxy.




 - INFORMATION ABOUT THE FUND


   The Fund's last audited financial statements and annual report, dated March 31, 1997, and Semi-Annual Report, dated September 30, 1997, are available free of charge. To obtain a copy of each report, please call 1-800/DIAL BEN or forward a written request to Franklin/ Templeton Investor Services, Inc., P. O. Box 33030, St. Petersburg, Florida 33733-8030.


   As of February 12, 1998 the Fund had 4,681,173 shares outstanding and net assets of $43,281,285. The Fund's shares are listed on the New York Stock Exchange (NYSE: TVF). From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5 percent of the total shares outstanding. To the knowledge of the Fund's management, as of January 30, 1998, there were no other entities holding beneficially or of record more than 5 percent of the Fund's outstanding shares.


   In addition, to the knowledge of the Fund's management, as of January 30, 1998, no nominee or Director of the Fund owned 1 percent or more of the outstanding shares of the Fund, and the Officers and Directors of the Fund owned, as a group, less than 1 percent of the outstanding shares of the Fund.

   SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. U.S. securities laws require that the Fund's shareholders owning more than 10 percent of outstanding shares, Directors and Officers, as well as affiliated persons of its Investment Manager, report their ownership of the Fund's shares and any changes in that ownership. Specific due dates for these reports have been established and the Fund is required to report in this Proxy Statement any failure to file by these dates during the fiscal year ended March 31, 1997. To the best of the Fund's knowledge, all of these filing requirements were met. In making this disclosure, the Fund relied upon the written representations of the persons affected and copies of their relevant filings.


   PENDING LITIGATION. A lawsuit, James C. Roumell v. Templeton Vietnam Opportunities Fund, Inc., Templeton Investment Management, Ltd., Templeton Worldwide, Inc., Franklin Resources, Inc. and Mark Mobius, Civ. Action No. 98-6059, was filed on or about January 21, 1998 in U.S. District Court for the Southern District of Florida alleging various violations of the 1940 Act and related common law with respect to recent investments by the Fund and the Fund's recently completed tender offer. Management strongly believes that the claims made in this action are without merit and intends vigorously to defend against this action.


   THE INVESTMENT MANAGER. The Investment Manager of the Fund is Templeton Asset Management Ltd. ("TAML"), a Singapore company with an office at 7 Temasek Boulevard, #38-03, Suntec Tower One, Singapore. Pursuant to an investment management agreement, TAML manages the investment and reinvestment of the Fund's assets. TAML is an indirect, wholly-owned subsidiary of Resources.


   THE ADMINISTRATOR. The administrator of the Fund is Franklin Templeton Services, Inc. ("FT Services"), with offices at 777 Mariners Island Blvd., San Mateo, California 94403-7777, an indirect, wholly-owned subsidiary of Resources. Pursuant to an administration agreement FT Services performs certain administrative functions for the Fund.


   THE  TRANSFER  AGENT. The transfer agent, registrar and dividend disbursement
   agent   for  the  Fund  is  ChaseMellon  Shareholder  Services,  L.L.C.,  120
   Broadway, New York, NY 10271, pursuant to a service agreement.


   THE CUSTODIAN. The custodian for the Fund is The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, NY 10081, pursuant to a custody agreement.

   THE SHAREHOLDER SERVICING AGENT. The shareholder servicing agent for the Fund is PaineWebber Inc. ("PaineWebber") 1285 Avenue of the Americas, 12th Floor, New York, NY 10019, an affiliate of the initial underwriter of the Fund's shares. Pursuant to a shareholder servicing agreement, PaineWebber provides certain services to the Fund including statistical information and analysis, ongoing efforts to publicize the Fund's shares and making information available to investors.




 -  FURTHER INFORMATION ABOUT VOTING AND
     THE SHAREHOLDERS MEETING


   SOLICITATION OF PROXIES. The cost of soliciting proxies, including the fees of a proxy soliciting agent, are borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. In addition, the Fund may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Fund expects that the solicitation would be primarily by mail, but also may include telephone, telecopy or oral solicitations. As the date of the Meeting approaches, you may receive a call from the professional proxy solicitation firm of Shareholders Communications Corporation asking you to vote. If professional proxy solicitors are retained, it is expected that soliciting fees and expenses would be approximately $35,000. The Fund does not reimburse Directors, Officers, and regular employees and agents of the Investment Manager involved in the solicitation of proxies.


   VOTING BY BROKER-DEALERS. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers and clients, will request voting instructions from their customers, clients and beneficial shareholders. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that New York Stock Exchange Rules permit the broker-dealers to vote on certain of the items to be considered at the Meeting on behalf of their customers, clients, and the beneficial shareholders. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

   QUORUM. A majority of the shares entitled to vote--present in person or represented by proxy--constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.


   METHODS OF TABULATION. Proposal 1, the election of Directors, requires the affirmative vote of the holders of a plurality of the Fund's shares present and voting at the Meeting. Proposal 2, approving an amendment to the Fund's investment policies and a corresponding amendment to the Fund's Articles of Incorporation to change its name, requires the affirmative vote of a majority of the Fund's shares outstanding and entitled to vote. Proposal 3, ratification of the selection of the independent auditors, requires the affirmative vote of a majority of the Fund's shares present and voting at the Meeting. Proposal 4, the transaction of any other business, requires the affirmative vote of a majority of the Fund's shares present and voting on the proposal at the Meeting. Abstentions and broker "non-votes" will be treated as votes not cast and, therefore, will not be counted for purposes of obtaining approval of Proposals 1, 2, 3, and 4.


   ADJOURNMENT. In the event that a quorum is not present at the Meeting, the Meeting will be adjourned to permit further solicitation of proxies. In the event that a quorum is present, but sufficient votes have not been received to approve one or more of the proposals, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to those proposals. The persons named as proxies will vote in their discretion on questions of adjournment those shares for which proxies have been received that grant discretionary authority to vote on other matters that may properly come before the Meeting.

   SHAREHOLDER PROPOSALS. The Fund anticipates that its next annual meeting will be held in December 1998. Shareholder proposals to be presented at the next annual meeting must be received at the Fund's offices, 500 East Broward Boulevard, Ft. Lauderdale, Florida 33394, no later than June 15, 1998.



                                      By order of the Board of Directors,



                                      J. Mark Mobius,
                                      President

     February 19, 1998

                                   EXHIBIT A



                       PROPOSED INVESTMENT POLICIES FOR
                TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.

   The Fund's investment objective is long-term capital appreciation. The Fund's investment policies, under normal market conditions, are to invest at least 65 percent of its assets in equity and debt securities of companies (i) that are organized under the laws of, or have a principal office in, Vietnam or other Southeast Asian countries (the "Region Countries"); (ii) for which the principal equity securities trading market is in a Region Country; or (iii) that derive at least 50 percent of their revenues or profits from goods produced or sold, investments made, or services performed in a Region Country, or have at least 50 percent of their assets invested in a Region Country (collectively, "Region Country Issuers"). For purposes of these investment policies, Region Countries include Vietnam, China, Hong Kong, India, Indonesia, South Korea, Malaysia, Myanmar, the Philippines, Singapore, Taiwan, and Thailand, as well as any other countries in the same geographic region that may be approved for investment by the Board of Directors in the future.


   The Fund invests in equity and debt securities of Region Country Issuers as appropriate opportunities arise. In seeking to invest at least 65 percent of its assets in Region Country Issuers, the Fund's focus is to invest in equity and debt securities of Vietnam Issuers to the extent attractive investment opportunities are available. A "Vietnam Issuer" is a company (i) that is organized under the laws of, or has a principal office in, Vietnam;
   (ii) for which the principal equity securities trading market is in Vietnam; or (iii) that derives at least 50 percent of its revenues or profits from goods produced or sold, investments made, or services performed in Vietnam or that has at least 50 percent of its assets invested in Vietnam. To the extent that the Investment Manager is unable to find Vietnam Issuers that it considers attractive investment opportunities for the Fund, the Fund's assets will be invested in equity and debt securities of other Region Country Issuers. The amount invested in any one Region Country at any time will depend on market conditions and the Investment Manager's assessment of available investments. The Fund will not be limited in the percentage of its assets that can be invested in any one Region Country. It is anticipated, but there can be no assurance, that the Fund may eventually have a significant portion of its assets invested in securities of Vietnam Issuers.

                   TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.

                 ANNUAL MEETING OF SHAREHOLDERS, MARCH 31, 1998

                              PLEASE VOTE PROMPTLY

           This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints BARBARA J.GREEN, JAMES R. BAIO and JOHN R. KAY, and each of them, with full power of substitution, as proxies to vote for and in the name, place and stead of the undersigned at the Annual Meeting of Shareholders of the Templeton Vietnam Opportunities Fund, Inc. (the "Fund") to be held at the Fund's offices, 500 East Broward Blvd., 12TH Floor, Ft. Lauderdale, Florida 33394-3091, on Tuesday, March 31, 1998 at 10:00 A.M. EST, and at any adjournment thereof, according to the number of votes and as fully as if personally present.

This Proxy when properly executed will be voted in the manner (or not voted) as specified. If no specification is made, the Proxy will be voted FOR all nominees for Director in Proposal 1, IN FAVOR of Proposals 2 and 3, and within the discretion of the Proxyholders as to Proposal 4.

Please date this Proxy and sign exactly as your name or names appear hereon. If more than one owner is registered as such, all must sign. If signing as attorney, executor, trustee or any other representative capacity, or as a corporate officer, please give full title.

           (Continued, and to be signed on the other side.)

                              FOLD AND DETACH HERE

The Board of Directors  unanimously  Recommends a vote FOR Proposals 1, 2, 3 and
4.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ELECTING ALL OF THE NOMINEES.

1-Election of Directors.

Nominees:  Harris J. Ashton, Nicholas F. Brady, S. Joseph Fortunato, Edith E.
           Holiday

                           FOR                       WITHHOLD
                                                     AUTHORITY

                     |-|                                 |-|


INSTRUCTIONS: If you wish to withhold authority to vote for any individual nominee, write that nominee's names in the space provided below.

2 - The amendment to the Fund's investment policies to enable the Fund to invest more broadly in other countries located in Southeast Asia, while continuing to focus its investment program on Vietnam, and (ii) the corresponding amendment to the Fund's Articles of Incorporation to change the Fund's name to "Templeton Vietnam and Southeast Asia Fund, Inc."

                       FOR              AGAINST          ABSTAIN
                       |-|                 |-|             |-|

3 - Ratification of the selection of McGladrey & Pullen, LLP as independent auditor for the Fund for the fiscal year ending March 31, 1998.

                      FOR              AGAINST          ABSTAIN
                      |_|                 |_|             |_|

4- In their discretion, the Proxyholders are authorized to vote upon such other matter which may legally come before the Meeting or any adjournments thereof.

                      FOR              AGAINST         ABSTAIN
                      |_|                |_|             |_|

                                                                 I PLAN TO
                                                                  ATTEND
                                                                 THE MEETING



Signature                                               Dated            , 1998
         ------------------------------------------          ------------

Please sign exactly as your name appears on this proxy, if signing for estates, trusts or corporations, title or capacity should be stated, if shares are held jointly, each holder should sign.